SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sections 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2004

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED

             (Exact name of registrant as specified in its charter)


 Bermuda                      0-25456                   13-3795510

(State or other              (Commission                IRS Employer
 jurisdiction of              File Number)              Identification
 incorporation)                                         Number


              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (441)- 295-2244

Item 3.  Bankruptcy or Receivership.

On June 30, 2004, Globalstar Telecommunications Limited ("GTL") filed a Petition under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court in the Southern District of New York (Case No. 04-14480). GTL does not anticipate having any ongoing business operations in the future other than the winding down of its affairs. Except as noted below, GTL believes that its shareholders will not receive any distribution or anything else of value on account of their ownership of GTL shares.

As noted in GTL's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2004, GTL shareholders of record on June 28, 2004, have been granted certain rights to participate in certain specified public offerings of securities that may be issued in the future by the successor entity to Globalstar, L. P. No assurance can be given that such right or such offering, if any, will be of value to GTL shareholders.

                                   SIGNATURES

Pursuant to the signature requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED


                                 By: /s/ Ira E. Goldberg
                                         ---------------
                                         Ira E. Goldberg, Restructuring Officer


Dated:   June 30, 2004
New York, New York